UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 11, 2018

SOUTH JERSEY INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-6364	22-1901645
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 South Jersey Plaza, Folsom, NJ 08037
(Address of Principal Executive Offices) (Zip Code)

(609) 561-9000
 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company []

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. []

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 11, 2018, the Company held its 2018 annual meeting of shareholders. At the meeting, the shareholders voted on (1) the election of ten directors nominated by the Board for one-year terms, (2) an advisory resolution to approve executive compensation, (3) an amendment to the certificate of incorporation to change the name of the Company to “SJI, Inc.” and (4) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2018.

The shareholders elected all ten director nominees; approved, on an advisory basis, executive compensation; approved the amendment to the certificate of incorporation to change the name of the Company to “SJI, Inc.”; and ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2018.

The number of votes cast for or against and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below.

	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Proposal 1: Election of Directors
Sarah M. Barpoulis	58,425,733	317,915	100,037	13,697,123
Thomas A. Bracken	56,987,366	1,752,344	103,975	13,697,123
Keith S. Campbell	57,090,549	1,651,041	102,095	13,697,123
Victor A. Fortkiewicz	58,422,495	304,962	116,228	13,697,123
Sheila Harnett-Devlin	57,424,969	1,318,498	100,218	13,697,123
Walter M. Higgins III	58,017,267	723,202	103,216	13,697,123
Sunita Holzer	58,385,360	328,373	129,952	13,697,123
Michael J. Renna	57,665,316	1,064,124	114,245	13,697,123
Joseph M. Rigby	58,349,600	347,018	147,067	13,697,123
Frank L. Sims	58,443,579	297,217	102,889	13,697,123

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 2: Advisory Vote to Approve Executive Compensation	57,182,817	1,417,281	243,587	13,697,123

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 3: Amend Certificate of Incorporation to change name of Company to SJI, Inc.	71,597,178	717,647	225,983	-

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Proposal 4: Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for 2018	70,145,458	2,314,435	80,915	-

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTH JERSEY INDUSTRIES, INC.

Date: May 15, 2018	/s/ Ann T. Anthony
Ann T. Anthony
Vice President, Treasurer & Acting Corporate Secretary